UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 7, 2009

ORIENT PAPER, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52639	20-4158835
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Nansan Gongli, Nanhuan Road
Xushui County, Baoding City
Hebei Province, The People’s Republic of China 072550
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 011 - (86) 312-8605508

Copies to:
Gregory Sichenzia, Esq.
Benjamin Tan, Esq.
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

          ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

Securities Purchase Agreement

          On October 7, 2009, Orient Paper, Inc. (the “Company”) entered into a Securities Purchase Agreement with Access America Fund, LP, Renaissance US Growth Investment Trust Plc, RENN Global Entrepreneurs Funds, Inc., Premier RENN Entrepreneurial Fund Limited, Pope Investments II, LLC and Steve Mazur (collectively, the “Buyers”) to sell to the Buyers 8,333,332 shares of common stock, par value $0.001 of the Company (“Common Stock”) for an aggregate purchase price of approximately $5,000,000 (the “Financing”).

Use of Proceeds

          The Company will use the proceeds of sale for general corporate purposes, including general and administrative expenses. Specifically, the Company agreed that it will deposit $300,000 of the proceeds in escrow to pay the fees and expenses in connection with a public relations and investor relations campaign of a design and type satisfactory to a representative of the Buyers designated in the Escrow Agreement. Such amount shall be released only upon the dual signatures of the CEO of the Company and such representative of the Buyers designated in the Escrow Agreement. The Company agreed that the public relations and investor relations campaign shall include a “retail component” involving the use of direct mail to assist in the repositioning of the Company in the minds of the general public. The Company also agreed that it will deposit $2,000,000 of the proceeds in escrow under the Escrow Agreement on account of the Company appointing a Board of Director comprising a majority of independent Board of Directors acceptable to the Buyers. Such amount shall also be released only upon the dual signatures of the CEO of the Company and such representative of the Buyers designated in the Escrow Agreement.

          In addition, the Company agreed to reimburse Access America Investments, Inc. $100,000 in transactional expenses from the proceeds of the Financing within a reasonable period of time after closing.

Registration Rights

          The Company agreed to grant certain registration rights to the Buyers as more particularly set forth under “Registration Rights Agreement” below.

Employee Stock Option Plan

          The Company agreed to enact an employee stock option plan for its directors and employees and certain key members of management covering options to purchase a total of 1,500,000 shares of common stock of the Company at an exercise price of $.60 per share. The options to purchase such shares shall vest in three equal installments on each of the first, second and third anniversary of the grant.

          The Financing closed on October 7, 2009. The issuance of the common stock to the Buyers under the Securities Purchase Agreement was exempt from registration under Section 4(2) of the Securities Act based upon our compliance with Regulation D as promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”). Transfers of such shares were restricted by the Company in accordance with the requirements of the Securities Act. All of the Buyers were provided with access to our Securities and Exchange Commission filings.

Make Good Securities Escrow Agreement

          On October 7, 2009, the Company entered into a Make Good Securities Escrow Agreement with the Buyers, Mr. Zhenyong Liu (the “Principal Shareholder”) and Sichenzia Ross Friedman Ference LLP (the “Escrow Agent”). As an inducement for the Buyers to enter and consummate the Securities Purchase Agreement and the Financing, the Principal Shareholder has agreed to place 3,000,000 shares of common stock (the “Escrow Shares”) into escrow for the benefit of the Buyers in the event the Company fails to achieve the following financial performance thresholds for the 12-month periods ended December 31, 2009 (“2009”) and December 31, 2010 (“2010”):

          (a) If Net Income for 2009 shall be at least ten per cent (10%) less than the 2009 Performance Threshold, then (x) the 2009 Escrow Shares (defined below) shall be distributed on a pro rata basis to the Buyers based on the number of shares of common stock purchased by each Buyer pursuant to the Securities Purchase Agreement, and (y) within five (5) business days after March 31, 2010, the Company shall provide written instructions to the Escrow Agent instructing the Escrow Agent to issue and deliver the 2009 Escrow Shares to each Buyer on a pro rata basis based on the number of shares of common stock purchased by that Buyer pursuant to the Securities Purchase Agreement, and shall provide a copy of such instructions to each Buyer. “2009 Escrow Shares” shall be number of Escrow Shares equivalent to the percentage by which the Company missed the 2009 Performance Threshold. For example, if the Company were to miss the 2009 Performance Threshold by 15%, the 2009 Escrow Shares shall comprise 450,000 shares of common stock. For the avoidance of any doubt, no 2009 Escrow Shares shall be transferred to any Buyer in the event the Company misses the 2009 Performance Threshold by less than 10%.

          (b) If Net Income for 2010 shall be at least ten per cent (10%) less than the 2010 Performance Threshold, then (x) the 2010 Escrow Shares (defined below) shall be distributed on a pro rata basis to the Buyers based on the number of shares of common stock purchased by each Buyer pursuant to the Securities Purchase Agreement, and (y) within five (5) business days after March 31, 2011, the Company shall provide written instructions to the Escrow Agent instructing the Escrow Agent to issue and deliver the 2010 Escrow Shares to each Buyer on a pro rata basis based on the number of shares of common stock purchased by that Buyer pursuant to the Securities Purchase Agreement, and shall provide a copy of such instructions to each Buyer. “2010 Escrow Shares” shall be the number of Escrow Shares equivalent to the percentage by which the Company missed the 2010 Performance Threshold. For example, if the Company were to miss the 2010 Performance Threshold by 25%, the 2010 Escrow Shares shall comprise 750,000 shares of Common Stock. For the avoidance of any doubt, no 2010 Escrow Shares shall be transferred to any Buyer in the event the Company misses the 2010 Performance Threshold by less than 10%.

          The 2009 Performance Threshold shall equal or exceed the Company’s 2009 Net Income (as defined in accordance with the United States generally accepted accounting principles) of $10,000,000 and the 2010 Performance Threshold shall equal or exceed the Company’s 2010 Net Income (as defined in accordance with the United States generally accepted accounting principles) of $18,000,000.

          The Principal Shareholder is obligated to deliver the Escrow Shares to the Escrow Agent’s Brokerage Account (as defined in the Make Good Securities Escrow Agreement) within 7 days of Closing.

Escrow Agreement

          On October 7, 2009, the Company entered into an Escrow Agreement with the Buyers, the Principal Shareholder and Sichenzia Ross Friedman Ference LLP, the Escrow Agent. Prior to the disbursement of the proceeds of the Financing, the Escrow Agent shall allocate a portion of the proceeds and hold such portion in a separate escrow account to pay the fees and expenses in connection with investor or public relations in the aggregate amount of $300,000 and allocate and hold $2,000,000 of the proceeds in escrow on account of the Company appointing a Board of Director comprising a majority of independent Board of Directors acceptable to the Buyers.

          The escrow account was established and funded prior to the date of closing of the Financing and the said proceeds, net of the amounts withheld were disbursed on the date of Closing.

Registration Rights Agreement

          On October 7, 2009, the Company entered into a Registration Rights Agreement with the Buyers.

          Pursuant to the Registration Rights Agreement, the Company agreed to file with the SEC a registration statement on Form S-1 covering the resale of all of the 8,333,332 shares of common stock sold to the Buyers within 90 days of the closing of the Financing.

          The Company shall use its commercially reasonable efforts to have the registration statement declared effective by the SEC as soon as practicable, but in no event later than the earlier of (I) 180 days after the closing (II) 5 business days after the Company learns that no review of the registration statement will be made by the staff of the SEC or that the staff of the SEC has no further comments on the registration statement provided that in the event that the Company is unable to register for resale under Rule 415 all of the Buyers’ shares of common stock due to limits imposed by the SEC’s interpretation of Rule 415, then the Company shall be obligated to include in such registration statement only such limited portion of shares as the SEC shall permit. The Company is obligated to file one or more subsequent registration statements to register the rest of the shares until all the Buyers’ shares of common stock are registered, pursuant to the provisions of the Registration Rights Agreement; provided that the Company’s obligation to file subsequent registration statements shall cease on the first anniversary of the closing date of the Financing. Each Buyer’s shares shall be registered in the subsequent registrations on a pro rata basis.

          If a registration statement is (A) not filed with the SEC on or before the respective filing deadline (a “Filing Failure”) or (B) not declared effective by the SEC as aforesaid, (an “Effectiveness Failure”) or (ii) on any day after the respective dates of effectiveness sales of all the shares included on such registration statement cannot be made because of a failure to keep such registration statement effective, to disclose such information as is necessary for sales to be made pursuant to such registration statement, to register a sufficient number of shares of common stock or to maintain the listing of the common stock (a “Maintenance Failure”) then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of common stock (A) the Company shall pay to each holder of shares relating to such registration statement an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Buyer’s shares included in such Registration Statement on each of the following dates: (i) the day of a Filing Failure; (ii) the day of an Effectiveness Failure; and (iii) the initial day of a Maintenance Failure; and (B) the Company shall pay to each holder of shares relating to such Registration Statement an amount in cash equal to one percent (1.0%) of the aggregate Purchase Price of such Buyer’s shares included in such Registration Statement on each of the following dates: (i) on the thirtieth day after the date of a Filing Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure is cured; (ii) on the thirtieth day after the date of an Effectiveness Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Effectiveness Failure is cured; and (iii) on the thirtieth day after the date of a Maintenance Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Maintenance Failure is cured. Defaults in the said payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

Lock-Up Agreement

          As an inducement for the Company and the Buyers to enter into the Securities Purchase Agreement and the Financing contemplated thereby, the Principal Shareholder entered into a Lock Up Agreement with the Company on October 7, 2009.

          Under the Lock-Up Agreement, the Principal Shareholder agreed that he would not offer, sell, contract to sell, assign, transfer, hypothecate, pledge or grant a security interest in, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise, directly or indirectly) (each, a “transfer”), any of the shares of the Company’s common stock that the Principal Shareholder presently owns or may acquire after the date hereof (“Lock-Up Shares”) and shall not transfer such shares until a date that is twelve (12) months following the Closing Date under the Securities Purchase Agreement (the “Period”), unless (i) the Buyers, who are holders of at least 75% of the shares of common stock purchased under the Securities Purchase Agreement at the time of the purported transfer within the Period, consent to the same, such consent not to be unreasonably withheld, or (ii) all or any part of such Lock-Up Shares are transferred pursuant to that Make Good Securities Escrow Agreement.

          The foregoing summaries of the Securities Purchase Agreement, Make Good Securities Escrow Agreement, Escrow Agreement, Registration Rights Agreement, and Lock-up Agreement are qualified in their entirety by reference to the actual Securities Purchase Agreement, Make Good Securities Escrow Agreement, Escrow Agreement, Registration Rights Agreement, and Lock-up Agreement, which are filed as exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, hereto.

Item 8.01. Other Events

          On October 7, 2009, the Company issued a press release annexed hereto as Exhibit 99.1 hereto.

          The information in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act, and shall not be incorporated by reference in any registration statement or other document filed under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1 Securities Purchase Agreement dated October 7, 2009 between the Company and the Buyers.

10.2 Make Good Securities Escrow Agreement dated October 7, 2009 between the Company, the Buyers, the Principal Shareholder and the Escrow Agent.

10.3 Escrow Agreement dated October 7, 2009 between the Company, the Buyers, the Principal Shareholder and the Escrow Agent

10.4 Registration Rights Agreement between the Company and the Buyers dated October 7, 2009

10.5 Lock-Up Agreement between Company and the Principal Shareholder dated October 7, 2009.

99.1 Press Release, October 7, 2009, issued by the Company.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2009

ORIENT PAPER, INC.

By:	/s/ Zhenyong Liu

Zhenyong Liu
Chief Executive Officer